CMA(R) MONEY FUND
                       CMA(R) GOVERNMENT SECURITIES FUND
                             CMA(R) TREASURY FUND

                   Supplement dated September 9, 2002 to the

    Prospectus and Statement of Additional Information dated July 29, 2002



     On September 4, 2002, the Board of Directors of each of CMA Money Fund, CMA Government Securities Fund and CMA Treasury Fund (the "Funds") approved the conversion of each Fund from a stand-alone mutual fund to a "feeder" fund that invests all of its assets in a corresponding "master" fund, which has the same investment objective as the applicable Fund.